©PPL Corporation 2012 1 4 th Quarter Earnings Call PPL Corporation February 10, 2012 Revised February 27, 2012 ©PPL Corporation 2012 Exhibit 99.3

©PPL Corporation 2012

Cautionary Statements and Factors
That May Affect Future Results
Any statements made in this presentation about future
operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private
Securities Litigation Reform Act of 1995. Actual results may differ materially from such forward-looking statements. A
discussion of factors that could cause actual results or events to vary is contained in the Appendix to this presentation and in the Company’s SEC filings.

©PPL Corporation 2012 3 Agenda 2011 Earnings Results 2011 Operational Overview and 2012 Earnings Forecast 2011 Segment Results and Financial Overview Q& A J. H. Miller W. H. Spence P. A. Farr

©PPL Corporation 2012

Earnings Results
$0.78
$0.73
$0.00
$0.50
$1.00
4Q 2010 4Q 2011
$0.83
$0.71
$0.00
$0.50
$1.00
4Q 2010 4Q 2011
Fourth Quarter
Reported Earnings
Fourth Quarter
Earnings from Ongoing Operations
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Revised February 27, 2012
$2.70
$2.17
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
YTD 2010 YTD 2011
$3.13
$2.73
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
YTD 2010 YTD 2011
Year-to-Date
Reported Earnings
Year-to-Date
Earnings from Ongoing Operations

©PPL Corporation 2012

PPL Well-Positioned for Future Success
Increased mix of rate-regulated earnings provides stability in weak economic environment
Approximately 70% of projected 2012 EPS from regulated businesses
Substantial organic growth in rate base: ~8% CAGR from 2012-2016
Business Risk Profile rated “Excellent” by S&P
Secure dividend with strong platform for continued growth
Highly attractive competitive generation fleet with diverse fuel mix allows for significant upside when power markets recover
Strong baseload footprint in PJM complemented by flexible gas-fired units
No major exposure to currently proposed environmental regulations
Strong management team with track record of execution
UK team already showing meaningful improvement in Midlands operations
ECR approval received in Kentucky
Successfully hedging competitive generation and locking in margins in a challenging market

©PPL Corporation 2012 6 2011 Operational Review Midlands Integration Kentucky ECR approval Pennsylvania storm restorations Overcame Susquehanna outages Supply rail contract negotiation

©PPL Corporation 2012

International Regulated Segment
Investment Highlights
Highly attractive rate-regulated business with significant growth prospects
Regulator-approved 5-year forward-looking revenues based on future business plan, including capital expenditures and O&M plus adjustments for inflation
Real-time return of and return on capital investment – no lag
No volumetric risk
Additional incentives for operational efficiency and high-quality service
Top performing electricity distribution business in the U.K.
Leader in capital and operating cost efficiency, customer service and reliability
Over $380 million in incentive revenues earned over past 7 years
Highest percentage of bonus revenue among peers
Best-in-class U.K. management team
Experienced team with record of delivering results
Completely transformed acquired Midlands operation in 9 months
Strong potential to earn additional incentive revenues
Consistent pattern of dividend repatriation to U.S. parent

©PPL Corporation 2012

Kentucky Regulated Segment
Investment Highlights
Efficient, well-run utility focused on safety, reliability and customer service
Projected rate base CAGR of 9.6% through 2016
Constructive regulatory environment that provides a timely return on a substantial amount of planned capex over the next 5 years
Environmental Cost Recovery (ECR):  ~$2.3 billion plan approved by the KPSC with a
10.1% ROE; ~$500 million remaining under prior plan at 10.63% ROE – virtually no regulatory lag
Other supportive recovery mechanisms include Construction Work In Process, Fuel
Adjustment Clause, Gas Supply Clause Adjustment and Demand Side Management
recovery
Very competitive retail rates that attract energy-intensive businesses

©PPL Corporation 2012

Pennsylvania Regulated Segment
Investment Highlights
Significant growth in transmission portion of business which earns a favorable rate of return on a near real-time basis
CAGR of 21.7% in transmission rate base through 2016 driven by initiatives to improve aging infrastructure and Susquehanna-Roseland
Project
ROE of 11.68% earned through FERC Formula Rate Mechanism
Susquehanna-Roseland Project earns an incentive 12.93% ROE and earns a return on construction work-in-progress
Projected CAGR of 6.0% in distribution rate base through
2016 driven by initiatives to improve aging infrastructure
Alternative ratemaking bill passed state legislature and is
before the Governor for approval
Intended to provide for more timely recovery of eligible distribution plant costs that improve and maintain safety and reliability

©PPL Corporation 2012

Supply Segment
Investment Highlights
Very well-positioned competitive generation
PJM assets:
Low marginal cost nuclear and hydro facilities
Efficient supercritical coal units with fuel switching optionality
Attractive gas-fired assets that capture market opportunity and back-stop base load unit availability
Montana assets:
Low marginal cost coal and hydro units that are critical to infrastructure supporting load in the Northwest
Considerable upside from potential expansion of export capability to Alberta and the Dakotas in support of rapidly growing unconventional oil production activities
Substantially in compliance with new emissions standards without further major investments
Generation fleet will benefit from multiple factors
Tightening reserve margins
Forced retirement of less efficient stations due to tightening emissions standards
Firming of demand driven by general economic recovery
General firming of natural gas prices
Among the strongest forward hedge profiles in industry
Wholesale generation increasingly augmented by growing competitive retail activities across commercial, industrial and residential customer classes

©PPL Corporation 2012

Capacity revenues are expected to be $385 million and $590 million for 2012 and 2013, respectively.
As of  January 31, 2012
(1) Represents expected sales of Supply segment based on current business plan assumptions.
(2) The 2012 average hedge energy prices are based on the fixed price swaps as of January 31, 2012; the prior collars have all been converted to fixed swaps.
(3) The 2013 ranges of average energy prices for existing hedges were estimated by determining the impact on the existing collars resulting from 2013 power prices at the 5th and 95th percentile confidence levels.
(4) Includes contract with Southern Montana Electric Generation and Transmission Cooperative, Inc., which filed for bankruptcy protection on October 21, 2011.
Enhancing Value Through Active Hedging
2012 2013
Baseload
Expected Generation
(1)
(Million MWhs) 53.7 53.1
East 45.5 44.8
West 8.2 8.3
Current Hedges (%) 95-99% 80-84%
East 94-98% 80-84%
West
(4)
98-102% 82-86%
Average Hedged Price (Energy Only) ($/MWh)
(2) (3)
East $54-55 $49-52
West
(4)
$50-52 $47-50
Current Coal Hedges (%) 98% 89%
East 98% 93%
West 100% 79%
Average Hedged Consumed Coal Price (Delivered $/Ton)
East $75-78 $82-86
West $23-28 $23-29
Intermediate/Peaking
Expected Generation
(1)
(Million MWhs) 6.9 7.0
Current Hedges (%)
49% 6%

©PPL Corporation 2012

$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2011A 2012E
2012 Earnings Forecast
$2.73
$/Share
Note:  See appendix for reconciliation of earnings from ongoing operations to reported earnings.
Revised February 27, 2012
$2.45
$2.15

©PPL Corporation 2012

Ongoing Earnings Overview
Q4 2011 Q4 2010 Change
Kentucky Regulated $0.06 $0.07   ($0.01)
International Regulated 0.28 0.07 0.21
Pennsylvania Regulated 0.10 0.05 0.05
Supply 0.27 0.64 (0.37)
Total $0.71 $0.83 ($0.12)
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Revised February 27, 2012
2011 2010 Change
Kentucky Regulated $0.40 $0.06   $0.34
International Regulated 0.87 0.53 0.34
Pennsylvania Regulated 0.31 0.27 0.04
Supply 1.15 2.27 (1.12)
Total $2.73 $3.13 ($0.40)

©PPL Corporation 2012

International Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
(1) Includes interest expense from the 2011 equity units and Bridge Facility borrowings.
2011
2010 EPS – Ongoing Earnings $0.53
Midlands
(1)
0.50
Delivery revenue 0.13
O&M (0.02)
Income taxes & other (0.06)
Effect of exchange rates 0.03
Dilution (0.24)
Total 0.34
2011 EPS – Ongoing Earnings $0.87

©PPL Corporation 2012

Pennsylvania Regulated Segment
Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
2011
2010 EPS – Ongoing Earnings $0.27
Electric Delivery Margins 0.09
O&M 0.01
Income taxes & other 0.03
Dilution (0.09)
Total 0.04
2011 EPS – Ongoing Earnings $0.31

©PPL Corporation 2012

Supply Segment Earnings Drivers
Note: See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
Revised February 27, 2012
2011
2010 EPS – Ongoing Earnings $2.27
Margins (0.55)
O&M (0.09)
Income taxes & other (0.17)
Dilution (0.31)
Total (1.12)
2011 EPS – Ongoing Earnings $1.15

©PPL Corporation 2012

$2.30
Share
Dilution
($0.13)
Int'l
Regulated
$0.23
KY
Regulated
($0.04)
Supply
($0.40)
PA
Regulated
($0.09)
$2.73
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
2011 Actual 2012 Forecast
Mid-Point
2011A to 2012E Earnings Walk
O&M:       ($0.08)
Other:      ($0.05)
Margins:    $0.04
Midlands:    $0.28
Revenue:    $0.14
O&M:        ($0.06)
Other:       ($0.11)
Currency:  ($0.02)
Margins:    ($0.19)
O&M:        ($0.11)
Other:       ($0.10)
O&M:       ($0.07)
Other:      ($0.03)
Margins:    $0.06
(1)
Note:  See Appendix for the reconciliation of earnings from ongoing operations to reported earnings.
(1)  4 months of Midlands operating results, net of interest expense associated with equity units
(2)  Earnings from ongoing operations.
Revised February 27, 2012
(2) (2)
Int’l Reg:   ($0.06)
KY Reg:    ($0.02)
PA Reg:    ($0.01)
Supply:     ($0.04)

©PPL Corporation 2012

$531
$314
($1,010)
($1,200)
($1,000)
($800)
($600)
($400)
($200)
$0
$200
$400
$600
$800
2010
Actual
2011
Actual
2012
Forecast
Free Cash Flow before Dividends
Free Cash Flow before
Dividends
(Millions of Dollars)
(1) 2010 Free Cash Flow includes two months of the results of the Kentucky Regulated segment.
(1)
2010A 2011A 2012E
Cash from Operations 2,034 $    2,507 $    2,800 $
Increase (Decrease) in cash due to:
Capital Expenditures (1,644)     (2,555)     (3,840)
Sale of Assets 161         381
Other Investing Activities - Net (20)          (19)          30
Free Cash Flow before Dividends 531 $      314 $      (1,010) $
Reconciliation of Cash from
Operations to Free Cash Flow
before Dividends
(Millions of dollars)

©PPL Corporation 2012

Continued Dividend Increases
A significantly more rate-regulated business mix provides strong support for current dividend and a platform for future growth
$0.50
$0.70
$0.90
$1.10
$1.30
$1.50
2008 2009 2010 2011 2012
Ongoing EPS
Dividend
(1) Ongoing EPS based on mid-point of forecast.  Annualized dividend based on 2/10/2012 announced increase. Actual dividends to be determined by Board of
Directors.
(2) From only regulated segments.
$/Share
Annualized
(2)
(1)
2.9%
Dividend
Increase

©PPL Corporation 2012 20 Appendix

Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

©PPL Corporation 2012

Midlands Integration – Improved
Network Performance
Customer Minutes Lost
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
Number of customers off more than 18 hours
0
200
400
600
800
1000
1200
1400
1600
1800
2000
Percentage of customers restored within one hour of an HV fault
50%
55%
60%
65%
70%
75%
80%
85%
Customer Interruptions (per 100 customers)
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00

©PPL Corporation 2012

Regulated Volume Variances
Regulated Volume Variances
Note:  Total includes Residential, Commercial and Industrial customer classes as well as “Other”, which is not depicted on the charts above.
KY Regulated Weather-Normalized Sales
0.18%
-1.37%
1.27%
-1.44%
2.02%
0.89%
0.38%
-1.06%
-2.0%
-1.5%
-1.0%
-0.5%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3-months ended 12/31/11 vs 12/31/10 12-months ended 12/31/11 vs 12/31/10
Residential Commercial Industrial Total Residential Commercial Industrial Total
Weather-Normalized (charted)
0.18% 1.27% 2.02% 0.38% -1.37% -1.44% 0.89% -1.06%
Actual -12.40% -3.34% 1.74% -5.17% -8.19% -4.16% 0.74% -4.30%
PA Regulated Weather-Normalized Sales
2.08%
0.92%
1.93%
0.63%
1.55%
0.37%
1.82%
0.67%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3-months ended 12/31/11 vs 12/31/10 12-months ended 12/31/11 vs 12/31/10
Residential Commercial Industrial Total Residential Commercial Industrial Total
Weather-Normalized (charted)
2.08% 1.93% 1.55% 1.82% 0.92% 0.63% 0.37% 0.67%
Actual -1.40% 1.09% 1.55% 0.22% 1.06% 0.74% 0.37% 0.76%

©PPL Corporation 2012

Market Prices
(1) 24-hour average.
(2) NYMEX and TZ6NNY forward gas prices on 12/31/2011.
(3) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.
Balance of
2012
2013
$39 $43
$28 $31
$33 $37
$26 $32
$20 $25
$24 $29
$2.86 $3.56
$3.13 $3.87
12.5 11.1
$123.63 $187.49
88% 90%
(Per MWD)
EQA
HEAT RATE
(3)
TZ6NNY
PJM MARKET
ATC
(1)
NYMEX
GAS
(2)
CAPACITY PRICES
Mid-Columbia
On-Peak
Off-Peak
ATC
(1)
ELECTRIC
PJM
On-Peak
Off-Peak

©PPL Corporation 2012

$1.1 $1.1 $1.1 $1.1 $1.1
$0.6
$0.8 $0.8
$0.7
$0.1
$0.7
$0.8
$0.7
$0.5
$0.3
$0.5
$0.5
$0.4
$0.3
$0.4
$0.3
$0.3
$0.3
$0.9
$0.7
$0.6
$0.5
$0.6
$0.6
$0.3
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
2012E 2013E 2014E 2015E 2016E
WPD LKE ECR LKE base PA Transmission PA Distribution Supply
Capital Expenditures
($ in billions)
(1) Includes capex for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP.
(2) Expect between 80% and 90% to receive timely returns via ECR mechanism based on historical experience and future projections.
(1) (2)
$3.8
$4.2
$4.1
$3.7
$2.9

©PPL Corporation 2012

$8.0
$8.4
$8.9
$9.4
$9.8
$10.2
$6.5
$7.1
$8.3
$9.4
$10.2
$10.2
$3.2
$3.5
$4.1
$4.7
$5.2
$5.4
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2011A 2012E 2013E 2014E 2015E 2016E
WPD LKE PPL EU
Regulated Rate Base Growth
($ in billions)
(1) Represents capitalization for LKE, as LG&E and KU rate constructs are based on capitalization.  Represents Regulatory Asset Value (RAV) for WPD.
(2) Includes RAV for WPD Midlands. Figures based on assumed exchange rate of $1.57 / GBP and are as of year-end December 31.
$19.0
$21.3
$23.5
$25.2
(2)
2012E – 2016E Regulatory Asset Base  CAGR: 7.8%
$17.7
$25.8
(1)

©PPL Corporation 2012

Debt Maturities
Note:  As of December 31, 2011
(1) Excludes $1.15 billion of junior subordinated notes due 2018 that are a component of PPL’s 2010 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2013 is not successful.
(2) Excludes $978 million of junior subordinated notes due 2019 that are a component of PPL’s 2011 Equity Units and may be put back to PPL Capital Funding if the remarketing in 2014 is not successful.
(3) Bonds defeased in substance in 2008 by depositing sufficient funds with the trustee.
(4) Represents REset Put Securities due 2035 that are required to be put by the holders in October 2015 either for (a)
purchase and remarketing by a remarketing dealer or (b) repurchase by PPL Energy Supply.
2012 2013 2014 2015 2016
PPL Capital Funding $0 $0
(1)
$0
(2)
$0 $0
LG&E and KU Energy (Holding Co LKE) 0 0 0 400 0
Louisville Gas & Electric 0 0 0 250 0
Kentucky Utilities 0 0 0 250 0
PPL Electric Utilities 0 0 10
(3)
100 0
PPL Energy Supply 0 737 300 300
(4)
350
WPD 0 0 0 0 460
Total $0 $737 $310 $1,300 $810
(Millions)

©PPL Corporation 2012

Institution Facility
Expiration
Date
Total
Facility
(Millions)
Letters of Credit
Outstanding &
Commercial
Paper Backup
(Millions)
Drawn
(Millions)
Availability
(Millions)
PPL Energy Supply Syndicated Credit Facility Oct-2016 $3,000 $541 $0 $2,459
Letter of Credit Facility Mar-2013 200 89 0 111
$3,200 $630 $0 $2,570
PPL Electric Utilities Syndicated Credit Facility Oct-2016 $200 $1 $0 $199
Asset-backed Credit Facility Jul-2012 150 0 0 150
$350 $1 $0 $349
Louisville Gas & Electric Syndicated Credit Facility Oct-2016 $400 $0 $0 $400
Kentucky Utilities Syndicated Credit Facility Oct-2016 $400 $0 $0 $400
Letter of Credit Facility Apr-2014 198 198 0 0
$598 $198 $0 $400
WPD PPL WW Syndicated Credit Facility Jan-2013 £150 £0 £111 £39
WPD (South West) Syndicated Credit Facility Jul-2012 210 0 0 210
WPD (East Midlands) Syndicated Credit Facility Apr-2016 300 70 0 230
WPD (West Midlands) Syndicated Credit Facility Apr-2016 300 71 0 229
Uncommitted Credit Facilities 73 3 0 70
£1,033 £144 £111 £778
Liquidity Profile
Note:  As of December 31, 2011
• Credit facilities consist of a diverse bank group, with no bank and its affiliates providing an aggregate commitment of more than 9%
of the total committed capacity for the domestic facilities and 17% of the total committed capacity for WPD’s facilities.
(1) In January 2012, WPD (South West) entered into a £245 million syndicated credit facility to replace its existing £210 million syndicated credit facility.
(1)
(1)

©PPL Corporation 2012

Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
$ 36             $ 164          $ 58               $ 152         $ 410

69           69
(3)             (3)
WPD Midlands acquisition-related costs:
Separation benefits (7)             (7)
Other acquisition-related costs (21)           (21)

Montana hydroelectric litigation 47           47
Windfall profits tax litigation (39)           (39)
Counterparty bankruptcy (6)            (6)
Wholesale supply cost reimbursement 4             4
(70)           114         44
$ 36             $ 94            $ 58               $ 266                       $ 454
Kentucky
Regulated
$ 36 $ 32            $ 26               $ 311         $ (1)            $ 404

(1) (6)            (7)
3              3
Sales of assets:
Maine hydroelectric generation business 15           15

Emission allowances (1)            (1)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts (23)          (23)
Sale of certain non-core generation facilities (2)            (2)
Discontinued cash flow hedges and ineffectiveness (9)            (9)
Reduction of credit facility (6)            (6)
2010 Bridge Facility costs (8)            (8)
Other acquisition-related costs (14)          (14)
Other:
LKE discontinued operations 2               2
Change in U.K. tax rate (1)             (1)
Montana basin seepage litigation 2             2
Total Special Items 1               2              (30)          (22)          (49)
$ 37             $ 34            $ 26               $ 281         $ (23)          $ 355
* Represents net income attributable to PPL Corporation
(a)
Revised February 27, 2012
Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.
(Millions of Dollars, After-Tax)
Kentucky International Pennsylvania
Other Total
Earnings from Ongoing Operations
Quarter Ending December 31, 2011 Regulated Regulated Regulated
Special Items:
Adjusted energy-related economic activity, net
Foreign currency-related economic hedges
Supply
Other:
Total Special Items
Reported Earnings*
International Pennsylvania
Other (a) Total
Earnings from Ongoing Operations
Special Items:
Quarter Ending December 31, 2010 Regulated Regulated Supply
Reported Earnings*
Adjusted energy-related economic activity, net
Foreign currency-related economic hedges
Impairments:

©PPL Corporation 2012

Reconciliation of Fourth Quarter Earnings from
Ongoing Operations to Reported Earnings
(Per Share)
$ 0.06           $ 0.28           $ 0.10           $ 0.27 $ 0.71

0.11           0.11
WPD Midlands acquisition-related costs:
Separation benefits (0.01)          (0.01)
Other acquisition-related costs (0.04)          (0.04)
Other:
Montana hydroelectric litigation 0.08           0.08
Windfall profits tax litigation (0.07)          (0.07)
Counterparty bankruptcy (0.01)          (0.01)
Wholesale supply cost reimbursement                               0.01                          0.01
(0.12)          0.19                          0.07
$ 0.06           $ 0.16           $ 0.10           $ 0.46           $ 0.78
$ 0.07           $ 0.07           $ 0.05           $ 0.64           $ 0.83

(0.01)          (0.01)

Maine hydroelectric generation business 0.03           0.03

Monetization of certain full-requirement sales contracts (0.05)          (0.05)
Discontinued cash flow hedges and ineffectiveness (0.02)          (0.02)
Reduction of credit facility (0.01)          (0.01)
2010 Bridge Facility costs $ (0.01)          (0.01)
Other acquisition-related costs (0.03)          (0.03)
                              (0.06)          (0.04)          (0.10)
$ 0.07           $ 0.07           $ 0.05           $ 0.58           $ (0.04)          $ 0.73
Note: Per share amounts are based on diluted shares outstanding.
Revised February 27, 2012
Reported Earnings
International Pennsylvania
Adjusted energy-related economic activity, net
Total Special Items
Total
Earnings from Ongoing Operations
Special Items:
Quarter Ending December 31, 2011 Regulated Regulated Regulated Other
Other
Kentucky International Pennsylvania
Supply
Reported Earnings
Total
Earnings from Ongoing Operations
Special Items:
Adjusted energy-related economic activity, net
Quarter Ending December 31, 2010 Regulated Regulated
Sales of assets:
Supply
LKE acquisition-related costs:
Kentucky
Regulated
Total Special Items

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
$       220 $              482 $ 173       $       634 $   1,509

          1         72         73
                  5           5

Emission allowances          (1)          (1)
Renewable energy credits          (3)          (3)

2011 Bridge Facility costs               (30)       (30)
Foreign currency loss on 2011 Bridge Facility               (38)       (38)
Net hedge gains                38         38
Hedge ineffectiveness                 (9)          (9)
U.K. stamp duty tax               (21)       (21)
Separation benefits               (75)       (75)
Other acquisition-related costs               (57)       (57)
LKE acquisition-related costs:
Sale of certain non-core generation facilities          (2)          (2)
Other:
Montana hydroelectric litigation         45         45
Litigation settlement - spent nuclear fuel storage         33         33
Change in U.K. tax rate                69         69
Windfall profits tax litigation                            (39)       (39)
Counterparty bankruptcy          (6)          (6)
Wholesale supply cost reimbursement           4           4
Total Special Items           1             (157)       142       (14)
Reported Earnings*
$
221
$
325
$
173
$
776
$
1,495
* Represents net income attributable to PPL Corporation
Revised February 27, 2012
(Millions of Dollars, After-Tax)
Kentucky International Pennsylvania
Total
Earnings from Ongoing Operations
Adjusted energy-related economic activity, net
Year-to-Date December 31, 2011 Regulated Regulated Regulated
Special Items:
Supply
Impairments:
Foreign currency-related economic hedges
WPD Midlands acquisition-related costs:

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
Ongoing Operations to Reported Earnings
Kentucky
Regulated (a)
$              25 $ 230               $ 115                $ 990      $ (2)         $ 1,358

              (1)                      (121)     (122)
Foreign currency-related economic hedges 1                     1
Sales of assets:
Maine hydroelectric generation business 15        15
Sundance indemnification 1           1

Emission allowances                                        (10)       (10)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts (125)     (125)
Sale of certain non-core generation facilities (64)       (64)
Discontinued cash flow hedges and ineffectiveness (28)       (28)
Reduction of credit facility (6)         (6)
2010 Bridge Facility costs (52)       (52)
Other acquisition-related costs (22)       (22)

Montana hydroelectric litigation                                        (34)       (34)
LKE discontinued operations 2 2
Change in U.K. tax rate                  18 18
Windfall profits tax litigation 12 12
Health care reform - tax impact                                                              (8)         (8)
Montana basin seepage litigation 2           2
               1                  31                      (378)     (74)       (420)
$              26 $ 261               $ 115                $ 612      $ (76)       $ 938
* Represents net income attributable to PPL Corporation
(a)
(b)
The Kentucky Regulated segment includes $21 million of interest expense (after tax) on the 2010 equity units, which were issued in June 2010 to partially fund the LKE acquisition.  Of this amount, $11 million (after tax) was included in the Supply segment in the third quarter, which was reallocated from the Supply segment to the Kentucky Regulated segment for the year-to-date presentation.
Includes certain costs incurred prior to the November 1, 2010 acquisition of LKE.
Total Regulated Other (b) Supply
Special Items:
Earnings from Ongoing Operations
(Millions of Dollars, After-Tax)
International Pennsylvania
Reported Earnings*
Other:
Year-to-Date December 31, 2010 Regulated
Total Special Items
Impairments:
Adjusted energy-related economic activity, net

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
(Per Share)
$ 0.40           $ 0.87           $ 0.31           $ 1.15           $ 2.73

0.12           0.12
               0.01                          0.01

Renewable energy credits (0.01)          (0.01)

2011 Bridge Facility costs                (0.05)                         (0.05)
Foreign currency loss on 2011 Bridge Facility (0.07)          (0.07)
Net hedge gains 0.07           0.07
Hedge ineffectiveness (0.02)          (0.02)
U.K. stamp duty tax (0.04)          (0.04)
Separation benefits (0.13)          (0.13)
Other acquisition-related costs                (0.10)                         (0.10)
Other:
Montana hydroelectric litigation 0.08           0.08
Litigation settlement - spent nuclear fuel storage 0.06           0.06
Change in U.K. tax rate                0.12                          0.12
Windfall profits tax litigation (0.07)          (0.07)
Counterparty bankruptcy (0.01)          (0.01)
Wholesale supply cost reimbursement 0.01           0.01
               (0.28)                         0.25           (0.03)
$ 0.40           $ 0.59           $ 0.31           $ 1.40           $ 2.70
Note: Per share amounts are based on diluted shares outstanding.
Revised February 27, 2012
Foreign currency-related economic hedges
WPD Midlands acquisition-related costs:
Total Special Items
Reported Earnings
Impairments:
Total
Earnings from Ongoing Operations
Special Items:
Year-to-Date December 31, 2011 Regulated Regulated Regulated
Adjusted energy-related economic activity, net
Kentucky International Pennsylvania
Supply

©PPL Corporation 2012

Reconciliation of Year-to-Date Earnings from
Ongoing Operations to Reported Earnings
(Per Share)
$ 0.06           $ 0.53           $ 0.27           $ 2.27           $ 3.13

               (0.27)          (0.27)
Sales of Assets:
Maine hydroelectric generation business 0.03           0.03

Emission allowances (0.02)          (0.02)

Monetization of certain full-requirement sales contracts (0.29)          (0.29)
Sale of certain non-core generation facilities (0.14)          (0.14)
Discontinued cash flow hedges and ineffectiveness (0.06)          (0.06)
Reduction of credit facility (0.01)          (0.01)
2010 Bridge Facility costs $ (0.12)          (0.12)
Other acquisition-related costs (0.05)          (0.05)

Montana hydroelectric litigation                (0.08)          (0.08)
Change in U.K. tax rate 0.04           0.04
Windfall profits tax litigation 0.03           0.03
Health care reform - tax impact                               (0.02)          (0.02)
               0.07                          (0.86)          (0.17)          (0.96)
$ 0.06           $ 0.60           $ 0.27           $ 1.41           $ (0.17)          $ 2.17
Note: Per share amounts are based on diluted shares outstanding.
Kentucky
Regulated
Impairments:
Other:
Total Special Items
Reported Earnings
LKE acquisition-related costs:
Total
Earnings from Ongoing Operations
Special Items:
Adjusted energy-related economic activity, net
Year-to-Date December 31, 2010 Regulated Regulated Supply Other
International Pennsylvania

©PPL Corporation 2012

Reconciliation of PPL’s Earnings from Ongoing
Operations to Reported Earnings
(Per Share)
High Low
2012 2012 2011 2010 2009
Earnings from Ongoing Operations 2.45 $     2.15 $     $2.73 $3.13 $1.95
Special Items:
Adjusted energy-related economic activity, net         0.12       (0.27) (0.59)
Sales of assets:
     Maine hydroelectric generation business 0.03 0.06
     Long Island generation business (0.09)
     Latin American businesses (0.07)
     Interest in Wyman Unit 4 (0.01)
Foreign currency-related economic hedges         0.01
Impairments:
Emission allowances       (0.02) (0.05)
Renewable energy credits       (0.01)
Other asset impairments (0.01)
WPD Midlands acquisition-related costs:
2011 Bridge Facility costs       (0.05)
Foreign currency loss on 2011 Bridge Facility       (0.07)
Net hedge gains         0.07
Hedge ineffectiveness       (0.02)
U.K. stamp duty tax       (0.04)
Separation benefits       (0.13)
Other acquisition-related costs       (0.10)
LKE acquisition-related costs:
Monetization of certain full-requirement sales contracts       (0.29)
Sale of certain non-core generation facilities       (0.14)
Discontinued cash flow hedges and ineffectiveness       (0.06)
Reduction of credit facility       (0.01)
2010 Bridge Facility costs       (0.12)
Other acquisition-related costs       (0.05)
Workforce reduction (0.03)
Other:
Montana hydroelectric litigation         0.08       (0.08) (0.01)
Health care reform - tax impact       (0.02)
Litigation settlement - spent nuclear fuel storage         0.06
Change in U.K. tax rate         0.12         0.04
Change in tax accounting method related to repairs (0.07)
Windfall profits tax litigation       (0.07)         0.03
Counterparty bankruptcy       (0.01)
Wholesale supply cost reimbursement         0.01
Total Special Items       (0.03)       (0.96) (0.87)
Reported Earnings 2.45 $     2.15 $     $2.70 $2.17 $1.08
Note: Per share amounts are based on diluted shares outstanding.
Revised February 27, 2012
Actual Forecast

©PPL Corporation 2012

$
1,548
$                  - $
1,548
$
2.12

$ 741 $ 679 $ 62 $ 0.08
180 176 4 0.01
$
921
$
855
$
66
$
0.09

Eastern U.S. $ 2,018 $ 2,429 $ (411) $ (0.56)
Western U.S. 349 339 10 0.01
(2) 2 (4) -
$
2,365
$
2,770
$
(405)
$
(0.55)
(a) Excludes dilution which is primarily associated with the April 2011 issuance of common stock.
(b) For the two-month period in 2010 subsequent to the acquisition of LKE, KY Gross Margins were not used to measure the financial performance of LKE.
PA Gross Delivery Margins by Component
Distribution
Transmission
Total
Total
Unregulated Gross Energy Margins by Region
Non-trading
Net energy trading
KY Gross Margins
(after-tax) (a)
Twelve Months Ended December 31,
Diluted
Per Share
(Millions of Dollars)
2011  2010  Change
Gross Margins Summary

©PPL Corporation 2012

Reconciliation of Year-to-Date
Operating Income to Margins
$ 2,791      $ 1,881         $ 1,620         (d) $ 6,292         $ 2,448         $ 1,220         (d) $ 3,668
PLR intersegment Utility
(26)            $ 26                                     (320)           $ 320

696                     30              726            414                   1                 415

3,745                 62              (f) 3,807         4,511                 321            (f) 4,832

activity 1,407         (g) 1,407          (805)          (g) (805)
(2)                         (2)                2                        2
                      507           507            409           409
2,791      1,855        4,465                 3,626        12,737                             2,128          5,247               1,146          8,521
866         1,151                     (71)             (h) 1,946          1,132                 103            (h) 1,235

238         738           912                      242           (f) 2,130          1,075          1,389                309           (f) 2,773

activity 1,123          (g) 1,123           (286)          (g) (286)

90           108            16                         2,453        2,667         76               23                      1,657         1,756
49           911             960            556           556
99             30                        197            326            129             14                       95              238
484           484            383           383
(11)              3                          8                             (7)                3                        4
1,243      934           2,112                   5,347        9,636                               1,273          2,561                2,821         6,655
12                         (12)             (i) 84                      (84)            (i)
$ 1,548      $ 921            $ 2,365                 $ (1,733)       $ 3,101                                 $ 855            $ 2,770               $ (1,759)       $ 1,866
Note: See next slide for footnotes
Revised February 27, 2012
Operating Revenues
Kentucky
Other (a)
Delivery
Margins Margins Margins
Gross Operating
Twelve Months Ended December 31, 2011
PA Gross
(Millions of Dollars)
Gross
Unregulated
Energy
Income (b)
Realized
Unrealized economic
Unregulated retail
Wholesale energy marketing
electric and gas
Utility
Twelve Months Ended December 31, 2010
Unregulated
Kentucky PA Gross Gross
Operating
Margins (c) Margins Margins Income (b)
Gross Delivery Energy
Other (a)
Other operation and
Depreciation
Energy purchases
maintenance
Unrealized economic
Realized
Intercompany eliminations
Taxes, other than income
Total
Total Operating Expenses
Energy-related businesses
Discontinued operations
revenue (expense) (e)
Fuel
Operating Expenses
Net energy trading margins
Total Operating Revenues
Energy-related businesses

©PPL Corporation 2012

Margins Footnotes
a) Represents amounts that are excluded from Margins.
b) As reported on the Statement of Income.
c) Kentucky Gross Margins were not used to measure the financial performance of LKE for the two-month period subsequent to the acquisition in 2010.
d) Primarily represents WPD's utility revenue.  2010 also includes LKE’s utility revenues.
e) Primarily related to PLR supply sold by PPL EnergyPlus to PPL Electric.
f) Represents energy-related economic activity as described in "Commodity Price Risk (Non-
trading) - Economic Activity" within Note 19 to the Financial Statements. For 2011,
“Wholesale energy marketing – Realized” and "Energy purchases - Realized" include a net pre-tax gain of $19 million related to the amortization of option premiums and a net pre-tax loss of $216 million related to the monetization of certain full-requirement sales contracts.
2010 includes a net pre-tax gain of $32 million related to the amortization of option premiums and a net pre-tax gain of $37 million related to the monetization of certain full-requirement sales contracts. 2009 includes a net pre-tax loss of $54 million related to the amortization of option premiums.
g) Represents energy-related economic activity as described in "Commodity Price Risk (Non-
trading) - Economic Activity" within Note 19 to the Financial Statements.
h) Includes economic activity related to fuel. 2011 includes credits of $57 million for the spent nuclear fuel litigation settlement.
i) Represents the net of certain revenues and expenses associated with certain businesses that are classified as discontinued operations.  These revenues and expenses are not reflected in
"Operating Income" on the Statements of Income.

©PPL Corporation 2012

Forward-Looking Information Statement
Statements contained in this presentation, including statements with respect to future earnings, cash flows, financing, regulation and corporate strategy are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements:
market demand and prices for energy, capacity and fuel; weather conditions affecting customer energy usage and operating costs;
competition in power markets; the effect of any business or industry restructuring; the profitability and liquidity of PPL Corporation, its subsidiaries and customers; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; system conditions and operating costs; development of new projects, markets and technologies;
performance of new ventures; asset or business acquisitions and dispositions, and PPL Corporation’s ability to realize the expected benefits from acquired businesses, including the 2010 acquisition of Louisville Gas and Electric Company and Kentucky Utilities
Company and the 2011 acquisition of the Central Networks electricity distribution businesses in the U.K.; any impact of hurricanes or other severe weather on our business, including any impact on fuel prices; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries; the outcome of litigation against PPL Corporation and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL Corporation and its subsidiaries;
political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business, including any potential effects of threatened or actual terrorism or war or other hostilities; foreign exchange rates; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's
Form 10-K and other reports on file with the Securities and Exchange Commission.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
“Earnings from ongoing operations” should not be considered as an alternative to reported earnings, or net income attributable to PPL, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that “earnings from ongoing operations,” although a non-GAAP financial measure, is also useful and meaningful to investors because it provides management’s view of
PPL’s fundamental earnings performance as another criterion in making investment decisions. PPL’s management also uses “earnings from ongoing operations” in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Earnings from ongoing operations” is adjusted for the impact of special items. Special items include:
• Energy-related economic activity (as discussed below).
• Foreign currency-related economic hedges.
• Gains and losses on sales of assets not in the ordinary course of business.
• Impairment charges (including impairments of securities in the company’s nuclear decommissioning trust funds).
• Workforce reduction and other restructuring impacts.
• Acquisition-related costs and charges.
• Other charges or credits that are, in management’s view, not reflective of the company’s ongoing operations.
Energy-related economic activity includes the changes in fair value of positions used economically to hedge a portion of the economic value of PPL’s generation assets, full-requirement sales contracts and retail activities. This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged. Also included in energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options. This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in earnings from ongoing operations over the delivery period of the item that was hedged or upon realization. Management believes that adjusting for such amounts provides a better matching of earnings from ongoing operations to the actual amounts settled for PPL’s underlying hedged assets. Please refer to the Notes to the Financial Statements and MD&A in PPL Corporation’s periodic filings with the Securities and Exchange
Commission for additional information on energy-related economic activity.
Free cash flow before dividends is derived by deducting capital expenditures and other investing activities-net, from cash flow from operations. Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP.
PPL believes that free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and investors, as it is an indicator of the company's ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.

©PPL Corporation 2012

Definitions of Non-GAAP Financial Measures
"Kentucky Gross Margins" is a single financial performance measure of the Kentucky Regulated segment's electricity generation, transmission and distribution operations as well as its distribution and sale of natural gas.  In calculating this measure, utility revenues and expenses associated with approved cost recovery tracking mechanisms are offset.  Certain costs associated with these mechanisms, primarily ECR and DSM, are recorded as "Other operation and maintenance" expense and the depreciation associated with ECR equipment is recorded as "Depreciation" expense.
These mechanisms allow for recovery of certain expenses, returns on capital investments and performance incentives.  As a result, this measure represents the net revenues from the Kentucky Regulated segment's operations.
"Pennsylvania Gross Delivery Margins" is a single financial performance measure of the Pennsylvania Regulated segment's electric delivery operations, which includes transmission and distribution activities.  In calculating this measure, utility revenues and expenses associated with approved recovery mechanisms, including energy provided as a PLR, are offset with minimal impact on earnings.  Costs associated with these mechanisms are recorded in "Energy purchases," "Other operation and maintenance," which is primarily Act 129 costs, and in "Taxes, other than income," which is primarily gross receipts tax.  This performance measure includes PLR energy purchases by PPL Electric from PPL EnergyPlus, which are reflected in "PLR intersegment Utility revenue (expense)."  These mechanisms allow for recovery of certain expenses; therefore, certain expenses and revenues offset with minimal impact on earnings.  As a result, this measure represents the net revenues from the Pennsylvania
Regulated segment's electric delivery operations.
"Unregulated Gross Energy Margins" is a single financial performance measure of the Supply segment's competitive energy non-trading and trading activities.  In calculating this measure, the Supply segment's energy revenues, which include operating revenues associated with certain
Supply segment businesses that are classified as discontinued operations, are offset by the cost of fuel, energy purchases, certain other operation and maintenance expenses, primarily ancillary charges, gross receipts tax, which is recorded in "Taxes, other than income," and operating expenses associated with certain Supply segment businesses that are classified as discontinued operations.  This performance measure is relevant to PPL due to the volatility in the individual revenue and expense lines on the Statements of Income that comprise "Unregulated Gross
Energy Margins."  This volatility stems from a number of factors, including the required netting of certain transactions with ISOs and significant swings in unrealized gains and losses.  Such factors could result in gains or losses being recorded in either "Wholesale energy marketing" or
"Energy purchases" on the Statements of Income.  This performance measure includes PLR revenues from energy sales to PPL Electric by PPL
EnergyPlus, which are reflected in "PLR intersegment Utility revenue (expense)."  PPL excludes from "Unregulated Gross Energy Margins" the
Supply segment's energy-related economic activity, which includes the changes in fair value of positions used to economically hedge a portion of the economic value of PPL's competitive generation assets, full-requirement sales contracts and retail activities.  This economic value is subject to changes in fair value due to market price volatility of the input and output commodities (e.g., fuel and power) prior to the delivery period that was hedged.  Also included in this energy-related economic activity is the ineffective portion of qualifying cash flow hedges, the monetization of certain full-requirement sales contracts and premium amortization associated with options.  This economic activity is deferred, with the exception of the full-requirement sales contracts that were monetized, and included in unregulated gross energy margins over the delivery period that was hedged or upon realization.